UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2013
_____________
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
____________

Delaware	001-12515	52-1736882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Public Square, 1500 Key Tower, Cleveland, Ohio	44114-1221
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (216) 781-0083

Not Applicable
(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 19, 2013, OM Group, Inc. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2012.

A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K. The information in this Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K.  Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Item 2.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.
The following exhibit is furnished as part of this Current Report on Form 8-K.
(c)      Exhibits

99	OM Group, Inc. fourth quarter 2012 press release, dated February 19, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)
Date: February 19, 2013	/s/ Christopher M. Hix
	Name:	Christopher M. Hix
	Title:	Vice President and Chief Financial Officer